UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

TTM TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, of Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

1. To elect Kenton K. Alder, Julie S. England and Philip G. Franklin as class II directors. Kenton K. Alder Julie S. England Philip G. Franklin 2. To approve a proposed amendment to the TTM Technologies, Inc. 2014 Incentive Compensation Plan. 3. Advisory vote on the compensation of our named executive officers. 4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. 5. The ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 28, 2020. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES, “FOR” PROPOSALS 2, 3, AND 5 AND FOR “ONE YEAR” ON PROPOSAL 4. NOMINEES: Important Notice of Availability of Proxy Materials for the Stockholder Meeting of TTM TECHNOLOGIES, INC. To Be Held On: May 7, 2020 at 8:30 a.m. local time at 200 East Sandpointe, Suite 400, Santa Ana, CA 92707 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 23, 2020. Please visit https://investors.ttm.com/2020-annual-stockholders-meeting, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. MAIL: You may request a proxy card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF STOCKHOLDERS OF

TTM TECHNOLOGIES, INC.

May 7, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement, and Annual Report are available at https://investors.ttm.com/2020-annual-stockholders-meeting

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330304030000000000 9 050720

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES, "FOR" PROPOSALS 2, 3, AND 5 AND FOR "ONE YEAR" ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect Kenton K. Alder, Julie S. England and Philip G. Franklin as class II directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Kenton K. Alder
- ○ Julie S. England
- ○ Philip G. Franklin

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. To approve a proposed amendment to the TTM Technologies, Inc. 2014 Incentive Compensation Plan.	☐	☐	☐
3. Advisory vote on the compensation of our named executive officers.	☐	☐	☐

Proposal	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
5. The ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 28, 2020.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES, "FOR" PROPOSALS 2, 3, AND 5 AND FOR "ONE YEAR" ON PROPOSAL 4.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.